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Exhibit 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT

    FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of August 4, 2000, by and among BUHRMANN N.V. (f/k/a N.V. Koninklijke KNP BT, with official seat in Maastricht, The Netherlands) (the "Parent"), Buhrmann US Inc., a Delaware corporation (the "Borrower"), the various Lenders party to the Credit Agreement referred to below, DEUTSCHE BANK SECURITIES INC., as lead arranger and sole book manager (in such capacities, the "Lead Arranger"), PARIBAS, as syndication agent (in such capacity, the "Syndication Agent"), ABN AMRO BANK N.V., as documentation agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

    WHEREAS, the Parent, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of October 26, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

    WHEREAS, the parties hereto wish to amend, modify and supplement the Credit Agreement as herein provided;

    NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.

    1.  Section 4.02(f) is hereby amended by inserting the following proviso immediately preceding the end of the first sentence thereof:

  ", provided that the Borrower shall not be required to so apply an amount equal to 50% of such Permitted Receivables Transaction Proceeds as provided in the provisions of this sentence preceding this proviso so long as (i) no Default or Event of Default exists at the time of receipt by the Parent or any of its Subsidiaries, as the case may be, of the respective Permitted Receivables Transaction Proceeds and (ii) the aggregate of all amounts that would otherwise be required to be applied as provided in the provisions of this sentence preceding this proviso and which, pursuant to this proviso, are not in fact so applied does not exceed $250,000,000."

    2.  Section 9.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xix) thereof, (ii) deleting the period at the end of clause (xx) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new clause immediately after clause (xx) thereof:

      "(xxi) so long as no Default or Event of Default is then in existence (or shall exist after giving effect thereto), the Parent and its Subsidiaries may effect one or more Sales in Lieu of Liquidation in accordance with the definition thereof contained herein."

    3.  Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xiv) thereof, (ii) deleting the period at the end of clause (xv) thereof and inserting "; and" in lieu thereof, (iii) inserting the following new clause immediately after clause (xv) thereof:

      "(xvi) unsecured Indebtedness of Subsidiaries of the Parent (which are not Subsidiaries of the Borrower) incurred from local banks which are supported by one or more Letters of Credit, provided that Indebtedness shall be permitted to be incurred, and remain outstanding, pursuant to this clause (xvi) only to the extent that the aggregate outstanding principal amount thereof is at all times supported by a Letter of Credit issued pursuant to this Agreement with a Stated Amount equal to or greater than the principal amount of the Indebtedness outstanding pursuant to this clause (xvi)."

and (iv) inserting, immediately after the phrase "(x) Affiliate Debt" appearing in the last sentence thereof, the phrase "(excluding only Affiliate Debt where each obligee and each obligor (including any guarantors) thereof are Subsidiaries of the Parent none of which are Credit Parties)".

    4.  The definition of "Asset Sale" contained in Section 11.01 of the Credit Agreement is hereby amended by deleting the phrase "and (vii)" contained therein and inserting in lieu thereof the following:

  ", (vii) any Sale in Lieu of Liquidation and (viii)".

    5.  The definition of "Inactive Subsidiary" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting, immediately after the phrase "other than one or more Inactive Subsidiaries" appearing in clause (x) of the first sentence thereof the following phrase:

      "(except that an Inactive Subsidiary may own nominal amounts of the common stock of any Person so long as such ownership would not prevent such Person from being a Wholly-Owned Subsidiary of another Person (other than an Inactive Subsidiary))".

    6.  Section 11.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

      "First Amendment" shall mean the First Amendment to this Agreement, dated as of August 4, 2000.

      "First Amendment Effective Date" shall mean the First Amendment Effective Date under, and as defined in, the First Amendment.

      "Sale In Lieu of Liquidation" shall mean any transaction whereby a Wholly-Owned Subsidiary of the Parent (other than the Borrower and Europcenter) or a Wholly-Owned Subsidiary of the Borrower (with such Subsidiary being herein called the "Subject Subsidiary") is sold in accordance with the following requirements:

         (i) before the sale of the Subject Subsidiary, all assets (other than cash and Cash Equivalents) and liabilities of the Subject Subsidiary are sold or otherwise transferred to the immediate parent of the respective Subject Subsidiary (which parent must also be the Parent or a Wholly-Owned Subsidiary thereof) in return for which the Subject Subsidiary shall receive cash and/or Cash Equivalents (or an in-house bank balance representing an amount owed to it by the respective purchaser) equal to the fair market value of the assets (net of liabilities) transferred (as determined by the Parent in good faith);

        (ii) if there is an intercompany bank balance as described in preceding clause (i), same shall be converted into cash and/or Cash Equivalents by the repayment of same (which payment may, but shall not be required to be, made with proceeds of Revolving Loans drawn hereunder in accordance with the terms and conditions hereof); and

        (iii) after the occurrence of the steps described in preceding clauses (i) and, if applicable, (ii), the Subject Subsidiary shall be sold (to a Person other than the Parent or a Subsidiary or Affiliate thereof) for cash in an amount not less than the amount of cash and Cash Equivalents held by the Subject Subsidiary less an arms' length fee deemed reasonable by the Parent in connection with the respective Sale in Lieu of Liquidation.

Notwithstanding anything to the contrary contained above, a transaction as described above shall only qualify as a Sale in Lieu of Liquidation if (v) no assets shall be transferred (as contemplated by preceding clause (i)) from any Credit Party to a Person which is not the Parent, the Borrower or a

Subsidiary Guarantor, (w) no assets shall be transferred (as contemplated by preceding clause (i)) from a Person organized in a Qualified Jurisdiction to a Person organized in a Non-Qualified Jurisdiction, (x) in each case where any assets transferred (as contemplated by preceding clause (i)) are subject to a security interest pursuant to one or more of the Security Documents, the Borrower or the Parent shall furnish the Administrative Agent and Collateral Agent with reasonable advance notice of the transfer to be effected and shall take all action as may be reasonably necessary or desirable to assure that the assets so transferred will at all times continue to be subject to a valid and perfected security interest in favor of the Secured Creditors (pursuant to the relevant Security Documents or, if required, new Security Documents) in each case in a manner reasonably satisfactory to the Administrative Agent and Collateral Agent, (y) the Subject Subsidiary is not the Borrower or the Parent or Europcenter, and (z) before consummating any Sale in Lieu of Liquidation, the Parent shall have determined that same is not reasonably likely to be adverse in any material respect to the Parent, the Borrower or the Lenders. The Parent shall provide the Administrative Agent with notice (in reasonable detail) of each Sale in Lieu of Liquidation promptly following the consummation thereof.

    7.  Section 13.20 of the Credit Agreement is hereby amended by (i) in clause (d) thereof, deleting the first sentence thereof in its entirety and by inserting in lieu thereof the following new sentence:

  "The Parent and its Subsidiaries shall be required to take the actions specified in Schedule 13.20 as promptly as practicable and, except for the actions expressly required to be taken in accordance with the provisions of following clause (e), not later than the First Amendment Effective Date."

and (ii) by adding the following new clause (e) immediately after clause (d) thereof:

      "(e)  Additional Actions by Various Foreign Subsidiaries.  The Parent and its Subsidiaries shall be required to take the actions specified in Schedule 13.20A as promptly as practicable, and in any event, within the time periods set forth in said Schedule 13.20A. The provisions of said Schedule 13.20A shall be deemed incorporated by reference herein as fully as if set forth herein in its entirety."

    8.  The Credit Agreement is hereby further amended by adding Schedule 13.20A in the form attached hereto immediately after Schedule 13.20 thereof.

II.  Special Overriding Agreements with respect to Corporate Express Australia Limited and Finwood Papers (Pty.) Ltd.

    1.  Notwithstanding anything to the contrary contained elsewhere in the Credit Agreement, so long as Corporate Express Australia Limited or Finwood Papers (Pty.) Ltd. continue to be Non-Wholly Owned Subsidiaries of the Parent and so long as either such Non-Wholly Owned Subsidiary and its Subsidiaries does not incur any Indebtedness which directly or indirectly guarantees or supports any obligations of the Parent and its Subsidiaries (other than the each such Non-Wholly Owned Subsidiary and its Subsidiaries), then the each such Non-Wholly Owned Subsidiary and its Subsidiaries shall be deemed not to be a Subsidiary of the Parent or the Borrower solely for purposes of Sections 4.02 (c), (d), (e), (f) and (g) of the Credit Agreement and for purposes of Sections 9.01, 9.02, 9.04, 9.05, 9.06, 9.08, 9.12, 9.13, 9.14, 9.15 and 9.17 of the Credit Agreement.

III. Special Overriding Agreements with respect to proposed Permitted Receivables Transaction.

    1.  The Parent and the Borrower hereby notify the Lenders that it is their current intention to enter into a Permitted Receivables Transaction (and related Permitted Receivables Facilities and Permitted Receivables Facility Documentation) substantially on the terms described in Annex I hereto. The Lenders hereby agree that, notwithstanding anything to the contrary contained elsewhere in the Credit Agreement or the other Credit Documents, the Parent and its relevant Subsidiaries may enter into a Permitted Receivables Transaction (and related Permitted Receivables Facilities and Permitted

Receivables Documentation) substantially on the basis set forth in Annex I hereto (it being understood that the aggregate amount of the Permitted Receivables Facility or sub-tranches thereof may be increased or decreased by the Parent and its relevant Subsidiaries from time to time in their discretion), with such modifications thereto as may be required from time to time by rating agencies, changes in applicable laws or regulations and/or specific circumstances applicable to any receivables originator in any particular jurisdiction and as may otherwise be agreed to from time to time by the Parent, in each case so long as the modifications (taken together) (x) would not reasonably be likely to be adverse in any material respect to the Parent and its Subsidiaries, the Borrower or the Lenders (or to the rights, remedies or security position of the Lenders) and (y) are not otherwise inconsistent with the requirements of the Credit Agreement or the definition of Permitted Receivables Transaction (and related defined terms) contained therein (it being understood and agreed that, with respect to any Permitted Receivables Transaction as described above, the Borrower shall not be required to comply with the proviso to the first sentence, or the second sentence, of the definition of Permitted Receivables Transaction). The Parent and the Borrower agree to furnish to the Administrative Agent, promptly after the execution of same, copies of all documentation for the Permitted Receivables Transaction described above. Notwithstanding anything to the contrary contained above, in connection with the Permitted Receivables Transaction described above or in the Credit Agreement, the Parent and the Borrower shall, or shall cause their relevant Subsidiaries to, take all actions (i) so that all Ineligible Receivables (as described in Annex I hereto or the relevant Permitted Receivables Facility Documentation) or other receivables related assets transferred to the respective Receivables Subsidiary and re-transferred to Europcenter (or Parent or any of its Subsidiaries other than the Receivables Subsidiary) shall be subject to a security interest for the benefit of the Secured Creditors (pursuant to the relevant Security Documents or new Security Documents in form and substance reasonably satisfactory to the Administrative Agent and Collateral Agent) and, in connection therewith, the Parent and the Borrower shall, or shall cause its respective Subsidiaries to, take all action as may be reasonably requested by the Administrative Agent or Collateral Agent to perfect the security interests therein in favor of the Secured Creditors, (ii) as may be reasonably requested by the Administrative Agent or Collateral Agent so that all deferred purchase price (or similarly designated amounts) payable to any Credit Party pursuant to the Permitted Receivables Transaction described above is subject to a valid and perfected security interest (pursuant to the existing Security Documents or, to the extent reasonably necessary or desirable, new Security Documents) for the benefit of the Secured Creditors and (iii) no loans or advances shall be extended by the Receivables Subsidiary to the Parent or any of its Subsidiaries (including Europcenter) unless the respective obligor and obligee are parties to the Subordination Agreement. In connection with any Permitted Receivables Transaction as described above, both the Administrative Agent and Collateral Agent are authorized and directed by the Lenders to take all actions as may be reasonably requested of them by the Parent and its Subsidiaries in order to release from the security interests created pursuant to the Security Documents any assets being transferred to the Receivables Subsidiary and, in connection therewith, to execute and deliver such releases, lien subordinations or other similar documents as may from time to time be reasonably requested by the Parent and its Subsidiaries (in each case so long as same are in form and substance reasonably satisfactory to the Administrative Agent and/or Collateral Agent, as the case may be).

IV. Miscellaneous.

    1.  In order to induce the Lenders to enter into this First Amendment, each of the Parent and the Borrower hereby represents and warrants to each of the Lenders that (i) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) and after giving effect to this First Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), (ii) all actions required to be taken pursuant to Section 13.20 of the Credit Agreement, except as specified in Section 13.20(e) of the Credit Agreement and Schedule 13.20A to the Credit Agreement, have been taken on or prior to the First Amendment Effective Date and (iii) there exists no Default or Event of Default on the First Amendment Effective Date after giving effect to this First Amendment.

    2.  This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    3.  This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

    4.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

    5.  This First Amendment shall become effective on the date (the "First Amendment Effective Date") when each Credit Party (including, without limitation, the Parent, the Borrower and each Subsidiary Guarantor) and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) same to the Administrative Agent at its office located at 130 Liberty Street, New York, New York. This First Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

    6.  From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

    7.  Each of the Borrowers hereby covenants and agrees that, so long as the First Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the First Amendment Effective Date or (y) 12:00 p.m. (New York time) on Friday, August 4, 2000 (such later date, the "Outside Date"), or which is an immediate or successive assignee of any Lender described above (with respect to amounts obtained, directly or indirectly, by assignment from such Lender), a non-refundable cash fee in an amount equal to 10.0 basis points (0.10%) of an amount equal to the sum of the outstanding principal amount of Term Loans (taking the Dollar Equivalent of any Euro Denominated Term Loans) of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the First Amendment Effective Date, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Outside Date.

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the date first above written.

BUHRMANN N.V.		PARIBAS, Individually and as Syndication Agent
By:	/s/ C. BANGNA /s/ HEIDI VAN DER KOOIJ Name: Title:	By:	/s/ ERIC TOIZER Name: Title:
		By:	/s/ SUSAN BOWES Name: Title:
BUHRMANN US INC.		ABN AMRO BANK N.V., Individually and as Documentation Agent
By:	/s/ C. BANGMA /s/ HEIDI VAN DER KOOIJ Name: Title:	By:	/s/ R.D.A. MOLKENBOER Name: Title:
		By:	/s/ JACCO J. HEERNKERK Name: Title:
BANKERS TRUST COMPANY, Individually and as Administrative Agent		AERIES FINANCE-II LIMITED
By:	/s/ SUSAN LE FEVRE Name: Title:	By:	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent
		By:	/s/ GREGORY STOECKLE Name: Title:
DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Sole Book Manager		AIMCO CDO SERIES 2000-A
By:	/s/ S. C. MAY Name: Title:	By:	/s/ JERRY D. ZINKULA /s/ PATRICIA W. WILSON Name: Title:
ALLSTATE LIFE INSURANCE COMPANY		ARCHIMEDES FUNDING II, LTD.
By:	/s/ JERRY D. ZINKULA /s/ PATRICIA W. WILSON Name: Title:	By:	ING Capital Advisors LLC, as Collateral Manager
		By:	/s/ AMY GRENIER Name: Title:
ARCHIMEDES FUNDING III, LTD.		ARCHIMEDES FUNDING, L.L.C.
By:	ING Capital Advisors LLC, as Collateral Manager	By:	ING Capital Advisors LLC, as Collateral Manager
By:	/s/ AMY GRENIER Name: Title:	By:	/s/ AMY GRENIER Name: Title:
ARES III CLO, LTD.		AVALON CAPITAL LTD.
By:	ARES CLO Management L.L.C., as Investment Manager	By:	INVESCO Senior Secured Management, Inc., as Portfolio Advisor
By:	/s/ DAVID A. SACHS Name: Title:	By:	/s/ GREGORY STOECKLE Name: Title:
AVALON CAPITAL LTD. 2		THE BANK OF NEW YORK
By:	INVESCO Senior Secured Management, Inc., as Portfolio Advisor	By:	/s/ JENNIFER S. ELLERMAN Name: Title:
By:	/s/ GREGORY STOECKLE Name: Title:
BANK POLSKA KASA OPIEKI SA, NEW YORK BRANCH		BANQUE WORMS CAPITAL CORPORATION
By:	/s/ WILLIAM REYNOLDS Name: Title:	By:	/s/ D. PICON Name: Title:
BARCLAYS BANK PLC		BATTERY PARK CDO, LIMITED
By:	/s/ JEROEN J. BLOK Name: Title:	By:	Nomura Corporate Research and Asset Management, Inc., as Investment Advisor
		By:	/s/ RICHARD STEWART Name: Title:
BATTERSON PARK CBO I		BAY VIEW FINANCIAL CORPORATION
By:	General Re — New England Asset Management, Inc., as Collateral Manager	By:	/s/ BRYAN READ Name: Title:
By:	Name: Title:
CAPTIVA FINANCE LTD.		CARLYLE HIGH YIELD PARTNERS II, LTD.
By:	/s/ DAVID DYER Name: Title:	By:	/s/ LINDA M. PACE Name: Title:
CERES FINANCE LTD.		CHINATRUST COMMERCIAL BANK, LTD., NEW YORK BRANCH
By:	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent	By:	/s/ GABRIEL CHU Name: Title:
By:	/s/ GREGORY STOECKLE Name: Title:
CITIBANK, N.A.		CLYDESDALE CBO I, LTD.
By:	/s/ AULLE LEENSTRA Name: Title:	By:	Nomura Corporate Research and Asset Management, Inc., as Investment Advisor
By:	Name: Title:	By:	/s/ RICHARD STEWART Name: Title:
COMERICA BANK		COMMERZBANK (NEDERLAND) N.V.
By:	/s/ GEORGE S. GHAREEB Name: Title:	By:	/s/ R. RUTLOH Name: Title:
		By:	/s/ G.E. ASSHAUER Name: Title:
COOPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A.		CREDITANSTALT AG
By:	/s/ C. URCES Name: Title:	By:	/s/ GERNOT HESCHL Name: Title:
By:	/s/ D.L. BAUSCH Name: Title:	By:	/s/ PETER KOERNER Name: Title:
CREDIT INDUSTRIEL ET COMMERCIAL		CYPRESSTREE INVESTMENT FUND, LLC
By:	/s/ W. FASSBENDER Name: Title:	By:	CypressTree Investment Management Company, Inc., as Portfolio Manager
By:	/s/ ALAIN TOULET Name: Title:	By:	/s/ JONATHAN D. SHARKEY Name: Title:
CYPRESSTREE INVESTMENT PARTNERS I, LTD.		CYPRESSTREE INVESTMENT PARTNERS II, LTD.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager	By:	CypressTree Investment Management Company, Inc., as Portfolio Manager
By:	/s/ JONATHAN D. SHARKEY Name: Title:	By:	/s/ JONATHAN D. SHARKEY Name: Title
CYPRESSTREE SENIOR FLOATING RATE FUND		DEBT STRATEGIES FUND, INC.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager	By:	/s/ ANTHONY HEYMAN Name: Title:
By:	/s/ JONATHAN D. SHARKEY Name: Title:
DEN DANSKE BANK AKTIESELSKAB		DEBT STRATEGIES FUND III, INC.
By:	/s/ PETER HUGHES Name: Title:	By:	/s/ ANTHONY HEYMAN Name: Title:
By:	/s/ ROGER LIEPOLD Name: Title:
DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES		EATON VANCE INSTITUTIONAL SENIOR LOAN
By:	/s/ HAAK Name: Title: VP	By:	Eaton Vance Management, as Investment Advisor
By:	/s/ LENG FILL Name: Title: SVP	By:	/s/ PAYSON SWAFFIELD Name: Title:
EATON VANCE SENIOR INCOME TRUST		ELF FUNDING TRUST 1
By:	Eaton Vance Management, as Investment Advisor	By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/ PAYSON F. SWAFFIELD Name: Title:	By:	/s/ TODD TRAVERS Name: Title:
ELT LTD.		EUROCREDIT CDO 1 B.V.
By:	/s/ ANN E. MORRIS Name: Title:	By:	/s/ SARA HATTAN Name: Title:
		By:	Name: Title:
FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY		FIRST DOMINION FUNDING I
By:	Name: Title:	By:	/s/ OUVAL Name: Title:
FIRST DOMINION FUNDING III		FIRST UNION NATIONAL BANK
By:	/s/ OUVAL Name: Title:	By:	/s/ THIERRY RIEK Name: Title:
FIVE FINANCE CORPORATION		FLEET NATIONAL BANK
By:	/s/ MARTIN DAVEY /s/ MIKE REGAN Name: Title:	By:	/s/ JEFF LYELL Name: Title: SVP
FLOATING RATE PORTFOLIO		FORTIS CAPITAL CORPORATION
By:	INVESCO Senior Secured Management, Inc., as attorney in fact	By:	/s/ EUGENE OLIVA Name: Title:
By:	/s/ GREGORY STOECKLE Name: Title:
FRANKLIN CLO I, LTD.		FRANKLIN FLOAT RATE TRUST
By:	/s/ CHAUNCEY LUFKIN Name: Title:	By:	/s/ CHAUNCEY LUFKIN Name: Title:
FUJI BANK (LUXEMBOURG) S.A.		GALAXY CLO 1999-1, LTD.
By:	/s/ HIROYUKI YAMAMOTO /s/ H. OBATA Name: Title:	By:	SAI Investment Advisor, Inc., as Collateral Manager
By:	Name: Title:	By:	/s/ JULIE BOTHAMLEY Name: Title:
GENERAL ELECTRIC CAPITAL CORPORATION		GLENEAGLES TRADING LLC
By:	/s/ W. JEROME MCDERMOTT Name: Title:	By:	/s/ ANN E. MORRIS Name: Title:
HELLER FINANCIAL INC.		HIGHLAND LEGACY LIMITED
By:	/s/ DAVID R. CAMPELL Name: Title:	By:	Highland Capital Management, L.P. as Collateral Manager
		By:	/s/ TODD TRAVERS Name: Title:
IKB DEUTSCHE INDUSTRIEBANK AG, LUXEMBOURG BRANCH		INCOME STRATEGIES PORTFOLIO
By:	/s/ DR. FRANK SCHAUM Name: Title:	By:	Name: Title:
By:	/s/ MANFRED ZIWEY Name: Title:
ING BANK N.V.		THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND HOLDINGS, L.P.
By:	/s/ P.J. BOUMANS Name: Title:	By:	ING Capital Advisors LLC, as Investment Advisor
By:	/s/ N.J. KLEIN Name: Title:	By:	/s/ AMY GRENIER Name: Title:
JHW CASH FLOW FUND I GP, L.P.		KATONAH I, LTD.
By:	/s/ JHW CASH FLOW FUND GENERAL PARTNER GP LTD. BY DANIEL J. O'BRIEN Name: Title:	By:	/s/ JOYCE C. DELUCCA Name: Title:
KZH CYPRESSTREE-1 LLC		KZH HIGHLAND-2 LLC
By:	/s/ PETER CHIN Name: Title:	By:	/s/ PETER CHIN Name: Title:
KZH ING-1 LLC		KZH ING-2 LLC
By:	/s/ PETER CHIN Name: Title:	By:	/s/ PETER CHIN Name: Title:
KZH ING-3 LLC		KZH STERLING LLC
By:	/s/ PETER CHIN Name: Title:	By:	/s/ PETER CHIN Name: Title:
KZH WATERSIDE LLC		LANDESBANK RHEINLAND-PFALZ GIROZENTRALE
By:	/s/ PETER CHIN Name: Title:	By:	/s/ GUENTER TAUT Name: Title:
		By:	/s/ STEFAN HUBER Name: Title:
LOYDS TSB BANK PLC		LONGHORN CDO (CAYMAN) LTD.
By:	/s/ ROC DAKIN Name: Title:	By:	Merrill Lynch Asset Management, L.P., as Investment Advisor
By:	Name: Title:	By:	/s/ ANTHONY HEYMAN Name: Title:
MAPLEWOOD (CAYMAN) LIMITED		MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson and Company, Incorporated, under delegated authority from Massachusetts Mutual Life Insurance Company, as Investment Manager	By:	David L. Babson and Company, Incorporated, under delegated authority from Massachusetts Mutual Life Insurance Company, as Investment Manager
By:	/s/ WALTER T. DWYER Name: Title:	By:	/s/ WALTER T. DWYER Name: Title:
MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO		MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
By:	Merrill Lynch Asset Management, L.P., as Investment Advisor	By:	Merrill Lynch Asset Management, L.P., as Investment Advisor
By:	/s/ ANTHONY HEYMAN Name: Title:	By:	/s/ ANTHONY HEYMAN Name: Title:
MERRILL LYNCH PRIME RATE PORTFOLIO		MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
By:	Merrill Lynch Asset Management, L.P., as Investment Advisor	By:	/s/ ANTHONY HEYMAN Name: Title:
By:	/s/ ANTHONY HEYMAN Name: Title:
ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.		ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	Pilgrim Investments, Inc., as Investment Manager	By:	Pilgrim Investments, Inc., as Investment Manager
By:	/s/ MICHEL PRINCE Name: Title:	By:	/s/ MICHEL PRINCE Name: Title:
ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.		MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
By:	Pilgrim Investments, Inc., as Investment Manager	By:	/s/ SHEILA FINNERTY Name: Title:
By:	/s/ MICHEL PRINCE Name: Title:
NATEXIS BANQUE BFCE		NATIONAL CITY BANK
By:	/s/ PIETER J. VAN TULDER Name: Title:	By:	/s/ JOHN PLATEK Name: Title:
By:	/s/ CHRISTINE DIRRINGER Name: Title:
NEMEAN CLO, LTD.		NIB CAPITAL BANK N.V.
By:	ING Capital Advisors llc, as Investment Manager	By:	/s/ GERARD BURGERS Name: Title:
By:	/s/ AMY GRENIER Name: Title:	By:	/s/ TIM CROSSLEY Name: Title:
NOMURA BOND AND LOAN FUND		NORTH AMERICAN SENIOR FLOATING RATE FUND
By:	Nomura Corporate Research and Asset Management, Inc., as Investment Advisor	By:	CypressTree Investment Management Company, Inc., as Portfolio Manager
By:	/s/ RICHARD STEWART Name: Title:	By:	/s/ JONATHAN D. SHARKEY Name: Title:
OCTAGON INVESTMENT PARTNERS II, LLC		OCTAGON INVESTMENT PARTNERS III, LTD.
By:	Octagon Credit Investors, LLC, as sub- investment manager	By:	/s/ MICHAEL B. NECHAMKIN Name: Title:
By:	/s/ MICHAEL B. NECHAMKIN Name: Title:
ORIX BUSINESS CREDIT INC.		OSPREY INVESTMENTS PORTFOLIO
By:	/s/ MICHAEL J. COX Name: Title:	By:	/s/ MARTIN DAVEY Name: Title:
OXFORD STRATEGIC INCOME FUND		PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By:	Eaton Vance Management, as Investment Advisor	By:	Pilgrim Investments, Inc., as Investment Manager
By:	/s/ PAYSON F. SWAFFIELD Name: Title:	By:	/s/ MICHEL PRINCE Name: Title:
PILGRIM CLO 1999-1 LTD.		PILGRIM PRIME RATE TRUST
By:	Pilgrim Investments, Inc., as Investment Manager	By:	Pilgrim Investments, Inc., as Investment Manager
By:	/s/ MICHEL PRINCE Name: Title:	By:	/s/ MICHEL PRINCE Name: Title:
PPM SPYGLASS FUNDING TRUST		PRINCIPAL LIFE INSURANCE COMPANY
By:	/s/ ANN E. MORRIS Name: Title:	By:	Principal Capital Management, LLC, a Delaware Limited Liability Company, its Authorized Signatory
		By:	/s/ JON HEINY Name: Title:
		By:	/s/ DAVID S. ALBRIGHT Name: Title:
PROSPECT INTERNATIONAL DEBT STRATEGY FUND		PROVIDENT CAPITAL CORPORATION
By:	/s/ PRESTON I. CARNES Name: Title:	By:	/s/ MICHAEL J. GADLGRAFF Name: Title:
THE PRUDENTIAL ASSURANCE COMPANY OF AMERICA		THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	/s/ LOUIS ATKINS Name: Title:	By:	/s/ B. ROSS SMOAD Name: Title:
By:	Name: Title:
RAIFFEISEN ZENTRALBANK OSTERREICH AG		SCOTIABANK EUROPE PLC
By:	/s/ BIRGIT MATHIASCHITZ Name: Title:	By:	/s/ J.A. FLEXTER Name: Title:
By:	/s/ ASTRID GOBALD Name: Title:
SENIOR DEBT PORTFOLIO		SEQUILS — ING I (HBDGM), LTD.
By:	Boston Management and Research, as Investment Advisor	By:	ING Capital Advisors LLC, as Collateral Manager
By:	/s/ PAYSON SWAFFIELD Name: Title:	By:	/s/ AMY GRENIER Name: Title:
SIMSBURY CLO, LIMITED		SRV — HIGHLAND, INC.
By:	David L. Babson and Company, Incorporated, under delegated authority from Massachusetts Mutual Life Insurance Company, as Collateral Manager	By:	/s/ ANN E. MORRIS Name: Title:
By:	/s/ WALETR T. DWYER Name: Title:
STANFIELD CLO, LTD.		STANFIELD RMF/TRANSATLANTIC CDO, LTD.
By:	Stanfield Capital Partners LLC, as Collateral Manager	By:	Stanfield Capital Partners LLC, as Collateral Manager
By:	/s/ CHRISTOPHER A. BONDY Name: Title:	By:	/s/ CHRISTOPHER A. BONDY Name: Title:
STRATEGIC MANAGED LOAN PORTFOLIO		THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH
By:	/s/ MARTIN DAVEY Name: Title:	By:	/s/ STEPHEN STRATICO Name: Title:
SUTTER CBO 1999-1 LTD		SWISS LIFE US RAINBOW LIMITED
By:	/s/ DEAN ADANSI Name: Title:	By:	ING Capital Advisors LLC, as Collateral Manager
		By:	/s/ AMY GRENIER Name: Title:
TALCOTT NOTCH CBO I		TORONTO DOMINION BANK EUROPE LIMITED
By:	General Re — New England Asset Management, Inc., as Collateral Manager
By:	/s/ PATRICK M. MACARY Name: Title:	By:	/s/ MIKE REDFERNE Name: Title:
TRANSAMERICA BUSINESS CREDIT CORPORATION		UNICREDITO ITALIANO
By:	/s/ PERRY VAVOULES Name: Title:	By:	/s/ GIANFRANCO BISAGHI Name: Title:
		By:	/s/ CHARLES MICHAEL Name: Title:
U.S. BANK NATIONAL ASSOCIATION		VAN KAMPEN SENIOR FLOATING RATE FUND
By:	/s/ WESLEY G. ZEPELIN Name: Title:	By:	Van Kampen Investment Advisory Corp.
		By:	/s/ HOWARD TIFFEN Name: Title:
VAN KAMPEN SENIOR INCOME TRUST		WELLS FARGO BANK, N.A.
By:	Van Kampen Investment Advisory Corp.	By:	/s/ S. MICHEL ST. GEME Name: Title:
By:	/s/ HOWARD TIFFEN Name: Title:

Acknowledged and Agreed to:

Bouwmaatschappij Het Wapen van Amsterdam N.V.
Brabantse Poort B.V.
BT Office Products Europe C.V.
Buhrmann Financieringen B.V. (f/k/a KNP BT Financieringen B.V.)
Buhrmann Fined B.V. (f/k/a KNP BT Fined B.V.)
Buhrmann II B.V. (f/k/a KNP BT II B.V.)
Buhrmann International B.V.
Buhrmann Nederland B.V.
Buhrmann Nederland Holding B.V. (f/k/a Scadisbel B.V.)
Buhrmann Office Products Austria B.V.
Buhrmann Stafdiensten B.V.
Bührmann-Ubbens B.V.
Corporate Express Benelux B.V. (f/k/a BT Office Products Europe B.V.)
Corporate Express Beverwijk B.V.
Corporate Express Europe B.V. (f/k/a BT Office Products Nederland B.V.)
Corporate Express Holding B.V.
Corporate Express Nederland B.V. (f/k/a Kuipers Centrum voor Kantoorefficiency BV)
Deutschmann & Roelants B.V.
Dingler Kantoor Centrum B.V.
Direct Dealer Services Nederland B.V.
DocVision B.V.
Jonkers International B.V.
KNP Nederland B.V.
KNP Nederland (Holding) B.V.
Medo B.V.
Papiermaatschappij Amsterdam-West B.V.
Proost en Brandt B.V.
Ravensteyn-Zn. B.V.
Repro Copiers Nederland B.V.
Rhosili Amsterdam C.V.
Papiergroothandel v/h Riem & Honing B.V.
Riem en Honing Beheer B.V.
Store Office Paper B.V.
Tetterode-Nederland B.V.
Tim voor Kantoor B.V.
Tricom Paper International B.V.
Veenman B.V.
VRG Insurances B.V.

By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On Behalf of each of the above Subsidiary Guarantors

Acknowledged and Agreed to:

BIT Büro-Und Informationstechnik GmbH & Co. KG
Buhrmann Beteiligungen Deutschland GmbH
Buhrmann Holding GmbH & Co. KG
Buhrmann Holding Verwaltungs GmbH
Buhrmann Office Products Deutschland GmbH
Buhrmann Office Products Deutschland GmbH & Co. Vertriebs KG
Buhrmann Office Products Deutschland Verwaltungs GmbH
BüroDepot GmbH
Büroeinrichtungshaus Röth GmbH
Büropartner Chemnitz Büro-Systeme Vertriebs GmbH & Co. KG
Competence Ware IT Service GmbH & Co. KG
Corporate Express Büropartner GmbH & Co. KG
Corporate Express (Deutschland) GmbH
Deutsche Papier Grundstücks GmbH & Co. KG
Deutsche Papier Holding GmbH
Deutsche Papier Vertriebs GmbH
Erich Ortloff GmbH & Co. KG
Eugen Haas Büro GmbH & Co. KG
FSMA Verwaltungs-und Beteiligungs GmbH
Holste Büropartner GmbH
Joseph Fröhlen Papiergrosshandling—Willi Reddemann Import Export GmbH
Keller Büromatic GmbH
Peter Krause Corporate Supplies GmbH & Co. KG
Reese GmbH & Co.
Willman Bürozentrum GmbH & Co. KG

By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On Behalf of each of the above Subsidiary Guarantors
Acknowledged and Agreed to:
Buhrmann Europcenter N.V.
By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On Behalf of the above Subsidiary Guarantor

Acknowledged and Agreed to:

Adhesive and Display Products Ltd.
Buhrmann UK Ltd.
Contract Paper Ltd.
Copygraphic Plc.
Corporate Express (Holdings) Ltd.
Corporate Express UK Ltd.
Howard Smith Paper Ltd.
The Howard Smith Paper Group Ltd.
W. Lunnon & Company Ltd.
The M6 Paper Group Ltd.
Pinnacle Film & Board Sales Ltd.
Ramchester Furnishings International Ltd.
Retail Concept Packaging Ltd.
Robert Horne Group Plc.
Robert Horne Paper Company Ltd.
Savory Paper Ltd.
Trade Paper Ltd.

By:	/s/ HEIDI VAN DER KOOIJ Name: Title: On Behalf of each of the above Subsidiary Guarantors

Acknowledged and Agreed to:

ASAP Software Express, Inc.
BT Office Products International, Inc.
BTOP USA Corp.
BTOPI Holding (U.S.)
Buhrmann Swaps, Inc.
CEX Holdings, Inc.
Corporate Express, Inc.
Corporate Express Delivery Systems—Expedited, Inc.
Corporate Express Document & Print Management Inc.
Corporate Express Office Products, Inc.
Corporate Express of Texas, Inc.
Corporate Express Promotional Marketing, Inc.
Corporate Express Real Estate, Inc.
Distribution Resources Co.
Kelly Paper Company
Moore Labels, Inc.

By:	/s/ JOHN SKINNER Name: Title: On Behalf of each of the above Subsidiary Guarantors

SCHEDULE 13.20A

ADDITIONAL ACTIONS BY VARIOUS FOREIGN SUBSIDIARIES

    Notwithstanding anything to the contrary set forth in Schedule 13.20 to the Credit Agreement, each of the matters set forth below shall not be required to be completed in accordance with Schedule 13.20 to the Credit Agreement but instead shall be required to be completed, in each case to the satisfaction of the Administrative Agent and the Collateral Agent, within the respective time period provided below:

1.  Foreign Mortgages:

    a.  Deutsche Papier Grundstucks K.G. shall not be required to grant to the Collateral Agent security interests and mortgages in its real property, provided that an Authorized Representative of the Parent shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, certifying that, as of the First Amendment Effective Date, Deutsche Papier Grundstucks K.G. does not own real property having a fair market value in excess of $5,000,000. In connection with the foregoing, each of the Credit Agreement Parties acknowledges and confirms their respective obligations under Section 8.15 of the Credit Agreement.

2.  Germany:

    a.  The Subsidiaries listed below shall not be required to execute and deliver the Subsidiaries Guaranty, the Contribution Agreement, an Assignment Agreement or a Chattel Mortgage on or prior to the 60th day after the Initial Borrowing Date but instead shall be required to execute and deliver the Subsidiaries Guaranty, the Contribution Agreement, an Assignment Agreement and a Chattel Mortgage, all on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent, on or prior to the 360th day after the Initial Borrowing Date (if same continues to exist on such 360th day after the Initial Borrowing Date). The Parent will, and will cause its Subsidiaries to, take all actions in connection with the foregoing (including, without limitation, delivery of a satisfactory legal opinion) as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  D&D Folienservice GmbH;

  (ii)
  Dirimex Handels GmbH; and

  (iii)
  Handel für Siebdruck and Werbetechnik Klinger GmbH.

    b.  The Subsidiaries listed below shall not be required to execute and deliver an Assignment Agreement, provided that an Authorized Representative of the Parent shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, certifying that, as of the First Amendment Effective Date, each such Subsidiary does not own any receivables having an aggregate fair market value in excess of $25,000 and undertaking, on an unconditional basis, to cause each such Subsidiary to execute and deliver an Assignment Agreement on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent promptly upon such Subsidiary acquiring receivables having an aggregate fair market value in excess of $25,000 and, in connection therewith, to take, and cause its Subsidiaries to take, any and all actions as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  Buhrmann Beteiligungen Deutschland GmbH;

  (ii)
  Buhrmann Holding GmbH & Co. KG;

  (iii)
  Corporate Express (Deutschland) GmbH;

  (iv)
  Deutsche Papier Grundstücks GmbH & Co. KG;

  (v)
  Deutsche Papier Holding GmbH; and

  (vi)
  FSMA Verwaltungs-und Beteiligungs GmbH.

    c.  The Subsidiaries listed below shall not be required to execute and deliver a Chattel Mortgage, provided that an Authorized Representative of the Parent shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, certifying that, as of the First Amendment Effective Date, each such Subsidiary does not own any moveable assets having an aggregate fair market value in excess of $25,000 and undertaking, on an unconditional basis, to cause each such Subsidiary to execute and deliver a Chattel Mortgage on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent promptly upon such Subsidiary acquiring moveable assets having an aggregate fair market value in excess of $25,000 and, in connection therewith, to take, and cause its Subsidiaries to take, any and all actions as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  Buhrmann Beteiligungen Deutschland GmbH;

  (ii)
  Buhrmann Holding GmbH & Co. KG;

  (iii)
  BüroDepot GmbH;

  (iv)
  Competence Ware IT Service GmbH & Co. KG;

  (v)
  Corporate Express Büropartner GmbH & Co. KG;

  (vi)
  Corporate Express (Deutschland) GmbH;

  (vii)
  Deutsche Papier Grundstücks GmbH & Co. KG;

  (viii)
  Deutsche Papier Holding GmbH;

  (ix)
  FSMA Verwaltungs-und Beteiligungs GmbH; and

  (x)
  Joseph Fröhlen Papiergrosshandling—Willi Reddemann Import Export GmbH.

    d.  The shares in the capital of the Subsidiaries listed below shall not be required to be pledged pursuant to a Pledge of Shares on or prior to the 60th day or 180th day, as the case may be, after the Initial Borrowing Date but instead shall be required to be pledged pursuant to a Pledge of Shares on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent on or prior to December 31, 2000 (but only to the extent that such Subsidiaries continue to exist on December 31, 2000). The Parent will, and will cause its Subsidiaries to, take all actions in connection with the foregoing (including, without limitation, delivery of a satisfactory legal opinion) as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  BIT Buro-Und Informationstechnik GmbH & Co. KG;

  (ii)
  BüroDepot GmbH;

  (iii)
  Buropartner Chemnitz Buro-Systeme Vertriebs GmbH & Co. KG;

  (iv)
  Corporate Express Büropartner GmbH & Co. KG;

  (v)
  Erich Ortloff GmbH & Co. KG;

  (vi)
  Eugen Haas Büro GmbH & Co. KG;

  (vii)
  Holste Büropartner GmbH;

  (viii)
  Peter Krause Corporate Supplies GmbH & Co. KG;

  (ix)
  Reese GmbH & Co; and

  (x)
  Willman Bürozentrum GmbH & Co. KG.

3.  South Africa:

    a.  All promissory notes executed by, and Equity Interests in, Finwood Papers (Pty) Ltd. shall not be required to be pledged pursuant to a Deed of Pledge and Cession in Security, provided that the aggregate Fair Market Value of such promissory notes and Equity Interests held by the Parent and its other Subsidiaries shall not at any time exceed $5,000,000 (it being understood and agreed that, subject to receipt of all necessary third-party consents on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent, such promissory notes and Equity Interests held by the Parent and its other Subsidiaries shall be required to be promptly pledged pursuant to a Deed of Pledge and Cession in Security on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent in the event that the aggregate Fair Market Value of same shall at any time exceed $5,000,000 and, in connection therewith, the Parent will, and will cause its Subsidiaries to, take any and all actions (including, without limitation, use of best efforts in obtaining all necessary third-party consents on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent and delivery of a satisfactory legal opinion) as reasonably requested by the Administrative Agent and/or the Collateral Agent).

4.  The Netherlands:

    a.  The Subsidiaries listed below shall not be required to execute and deliver the Subsidiaries Guaranty and the Contribution Agreement on or prior to the 180th day after the Initial Borrowing Date but instead shall be required to execute and deliver the Subsidiaries Guaranty and the Contribution Agreement, all on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent, on or prior to the 360th day after the Initial Borrowing Date (if same continues to exist on such 360th day after the Initial Borrowing Date). The Parent will, and will cause its Subsidiaries to, take all actions in connection with the foregoing (including, without limitation, delivery of a satisfactory legal opinion) as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  Enveloppendrukkerij Jet Print B.V.; and

  (ii)
  Velpa Enveloppen B.V.

    b.  The Subsidiaries listed below shall not be required to execute and deliver a Deed of Pledge of Receivables (together with a list of receivables), provided that an Authorized Representative of the Parent shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, certifying that, as of the First Amendment Effective Date, each such Subsidiary does not own any receivables having an aggregate fair market value in excess of $25,000 and undertaking, on an unconditional basis, to cause each such Subsidiary to execute and deliver a Deed of Pledge of Receivables (together with a list of receivables) on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent promptly upon such Subsidiary acquiring receivables having an aggregate fair market value in excess of $25,000 and, in connection therewith, to take, and cause its Subsidiaries to take, any and all actions as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  Riem en Honig Beheer B.V.;

  (ii)
  Scadisbel B.V. (n/k/a Buhrmann Nederland Holding B.V.);

  (iii)
  Corporate Express Holding B.V.; and

  (iv)
  Velpa Enveloppen Beheer B.V.

    c.  The Subsidiaries listed below shall not be required to execute and deliver a Deed of Pledge of Receivables (together with a list of receivables) on or prior to the 180th day after the Initial Borrowing Date but instead shall be required to execute and deliver a Deed of Pledge of Receivables (together with a list of receivables) on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent on or prior to the 360th day after the Initial Borrowing Date (if same continues to exist on such 360th day after the Initial Borrowing Date). The Parent will, and will cause its Subsidiaries to, take all actions in connection with the foregoing (including, without limitation, delivery of a satisfactory legal opinion) as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  Dingler Kantoorcentrum B.V.;

  (ii)
  Enveloppendrukkerij Jet Print B.V.; and

  (iii)
  Velpa Enveloppen B.V.

    d.  The Subsidiaries listed below shall not be required to execute and deliver a Deed of Pledge of Moveable Assets, provided that an Authorized Representative of the Parent shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, certifying that, as of the First Amendment Effective Date, each such Subsidiary does not own any moveable assets having an aggregate fair market value in excess of $25,000 and undertaking, on an unconditional basis, to cause each such Subsidiary to execute and deliver a Deed of Pledge of Moveable Assets on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent promptly upon such Subsidiary acquiring moveable assets having an aggregate fair market value in excess of $25,000 and, in connection therewith, to take, and cause its Subsidiaries to take, any and all actions as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  Brabantse Poort B.V.; and

  (ii)
  Corporate Express Holding B.V.

    e.  The Subsidiaries listed below shall not be required to execute and deliver a Deed of Pledge of Moveable Assets on or prior to the 180th day after the Initial Borrowing Date but instead shall be required to execute and deliver a Deed of Pledge of Moveable Assets on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent on or prior to the 360th day after the Initial Borrowing Date (if same continues to exist on such 360th day after the Initial Borrowing Date). The Parent will, and will cause its Subsidiaries to, take all actions in connection with the foregoing (including, without limitation, delivery of a satisfactory legal opinion) as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  Dingler Kantoorcentrum B.V.;

  (ii)
  Enveloppendrukkerij Jet Print B.V.; and

  (iii)
  Velpa Enveloppen B.V.

    f.   The shares in the capital of the Subsidiaries listed below shall not be required to be pledged pursuant to a Deed of Pledge of Shares on or prior to the 60th day or 180th day, as the case may be, after the Initial Borrowing Date but instead shall be required to be pledged pursuant to a Deed of Pledge of Shares on terms and conditions satisfactory to the Administrative Agent and the Collateral Agent on or prior to the 360th day after the Initial Borrowing Date (but only to the extent that such Subsidiaries continue to exist on such 360th day after the Initial Borrowing Date). The Parent will, and will cause its Subsidiaries to, take all actions in connection with the foregoing (including, without limitation, delivery of a satisfactory legal opinion) as reasonably requested by the Administrative Agent and/or the Collateral Agent.

  (i)
  Blees Van Os B.V.;

  (ii)
  Corporate Express Holding B.V.;

  (iii)
  Dingler Kantoorcentrum B.V.;

  (iv)
  Enveloppendrukkerij Jet Print B.V.;

  (v)
  KNP BT Fined B.V. (n/k/a Buhrmann Fined B.V.);

  (vi)
  Velpa Enveloppen B.V.;

  (vii)
  Velpa Enveloppen Beheer B.V.; and

  (viii)
  Ravensteyn-Zn. B.V.

5.  Lists of Receivables:

    a.  The requirement that the various Credit Parties deliver lists of receivables as provided under the various Credit Documents for periods prior to June 30, 2000 is hereby waived, provided that complete and accurate lists of receivables are duly delivered by such Credit Parties pursuant to the respective terms of the various Credit Documents on or prior to June 30, 2000.

ANNEX I

TERMS OF
PERMITTED RECEIVABLES TRANSACTION

QuickLinks

FIRST AMENDMENT TO CREDIT AGREEMENT
ADDITIONAL ACTIONS BY VARIOUS FOREIGN SUBSIDIARIES
TERMS OF PERMITTED RECEIVABLES TRANSACTION